REVENUE	9 Months Ended
Sep. 30, 2022
Revenue from Contract with Customer [Abstract]
REVENUE

NOTE 5 – REVENUE

The revenues recognized for the nine months ended September 30, 2022 comprise revenues from the NanoCarrier License. The revenues are recognized according to ASC 606, “Revenues from Contracts with Customers.”

VBL identified two performance obligations in the NanoCarrier License: (1) Grant of the license and use of its intellectual property; and (2) VBL’s participation and consulting assistance services. In addition, there was a potential performance obligation regarding future manufacturing.

In September 2022, the NanoCarrier License was terminated. As VBL does not expect to generate additional revenues from the achievement of new milestones or royalties under the NanoCarrier License, VBL expensed the remaining deferred revenue. Accordingly, during the nine months ended September 30, 2022, VBL recognized revenue of $0.7 million.